Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), Julia Hartz, Chief Executive Officer of Eventbrite, Inc. (the “Company”), and Randy Befumo, Chief Financial Officer of the Company, each hereby certifies that, to the best of his or her knowledge:

1.                       The Company’s annual report on Form 10-K for the year ended December 31, 2018, to which this Certification is attached as Exhibit 32.1 (the “Annual Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and

2.                       The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2019

/s/ Julia Hartz
Julia Hartz
Chief Executive Officer
(Principal Executive Officer)

/s/ Randy Befumo
Randy Befumo
Chief Financial Officer
(Principal Financial Officer)